Exhibit 10.37.1

EIGHTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

loanDepot.com, LLC,

A Delaware Limited Liability Company

THE UNITS REPRESENTED BY THIS EIGHTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS. SUCH UNITS MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED AND QUALIFIED UNDER APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

CERTAIN OF THE UNITS REPRESENTED BY THIS EIGHTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND THE OTHER RESTRICTIONS SET FORTH HEREIN AND/OR IN A SEPARATE AGREEMENT WITH THE INITIAL HOLDER OF SUCH UNITS. A COPY OF SUCH AGREEMENT(S) MAY BE OBTAINED BY THE HOLDER OF SUCH UNITS UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THIS EIGHTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of loanDepot.com, LLC, a Delaware limited liability company (the “Company”), is entered into and is effective as of the      day of              2015 by loanDepot Holdings, LLC, a Delaware limited liability company (“Holdings”), and LD Intermediate, LLC, a Delaware limited liability company (“Intermediate”).

R E C I T A L:

WHEREAS, the Company entered into a Limited Liability Company Agreement (the “Original Agreement”) on December 4, 2009;

WHEREAS, the Original Agreement was amended and restated on or as of December 30, 2009, December 24, 2012, September 30, 2013, December 31, 2013, March 31, 2015, August 25, 2015 and                  , 2015; and

WHEREAS, Holdings and Intermediate, as the current Members of the Company, now desire to further amend and restate the Original Agreement in accordance with the terms set forth below.

A G R E E M E N T:

In consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings and Intermediate hereby agree as follows:

ARTICLE 1

ORGANIZATIONAL MATTERS

1.1 Formation of the Company. The Company was formed as LoanDepot.com on April 1, 2009 as a California corporation, was merged into Trilogy Mortgage Holdings, Inc., a Delaware corporation on December 3, 2009, and then converted into loanDepot.com, LLC, a Delaware limited liability company pursuant to the provisions of the Act. The rights and liabilities of the Members shall be as provided in this Agreement, except as otherwise required under the Act, as amended from time to time.

1.2 Maintenance of Status. The Board shall take such steps as are necessary to maintain the status of the Company as a limited liability company formed under the laws of the State of Delaware and its qualification to conduct business in any jurisdiction where the Company does business and is required to be qualified.

ARTICLE 2

NAME

The business of the Company shall be conducted under the name “loanDepot.com, LLC” or such other name as the Board shall hereafter designate.

ARTICLE 3

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

3.1 “Act” means the Delaware Limited Liability Company Act, as it may be amended from time to time.

3.2 “Affiliate” of any particular Person means (i) any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise and (ii) if such Person is a partnership, any partner thereof.

3.3 “Agreement” means this Eighth Amended and Restated Limited Liability Company Agreement, as amended, modified or supplemented from time to time.

3.4 “Board” means the Board of Managers of the Company.

3.5 “Certificate” means the Company’s Certificate of Formation as filed with the Secretary of State of Delaware.

3.6 “Class A Unit” means a unit having the rights and obligations specified with respect to Class A Units in this Agreement.

3.7 “Class B Unit” means a unit having the rights and obligations specified with respect to Class B Units in this Agreement.

3.8 “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor statute.

3.9 “Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

3.10 “FHA” means the Federal Housing Administration (or, if such agency is eliminated or changed in the future, any agency that performs functions and has authority similar to FHA).

3.11 “HUD” means the Department of Housing and Urban Development (or, if such agency is eliminated or changed in the future, any agency that performs functions and has authority similar to HUD).

3.12 “Manager” means a member of the Board.

3.13 “Managing Agent” shall have the meaning provided for such term in Section 11.9(a) hereof.

3.14 “Members” means, collectively, Holdings and Intermediate.

3.15 “Permitted Transferee” shall have the meaning provided for such term in Section 12.1 hereof.

3.16 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

3.17 “Regulations” means the Treasury Regulations promulgated under the Code.

3.18 “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

3.19 “Transfer” means any transfer, sale, assignment, gift, pledge or other disposition or encumbrance.

3.20 “Unitholder” means any owner of one or more units as reflected on the Company’s books and records.

ARTICLE 4

NATURE OF BUSINESS

The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any and all activities necessary or incidental to the foregoing. The Company may engage in any and all activities necessary, desirable or incidental to the accomplishment of the foregoing. Notwithstanding anything herein to the contrary, nothing set forth herein shall be construed as authorizing the Company to possess any purpose or power, or to do any act or thing, forbidden by law to a limited liability company organized pursuant to the Act or the laws of any jurisdiction in which the Company may do business.

ARTICLE 5

TERM

The term of the Company commenced upon the filing of the Certificate in accordance with the Act and shall continue in perpetuity, unless earlier terminated under the provisions of Article 14.

ARTICLE 6

PRINCIPAL PLACE OF BUSINESS; REGISTERED OFFICE

The principal business office of the Company shall be located at such place as may be designated by the Board from time to time. The Company may maintain offices as such other place or places as the Board deems advisable. The address of the registered office of the Company in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Board may designate from time to time in the manner provided by applicable law, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be the registered agent named in the Certificate or such Person or Persons as the Board may designate from time to time in the manner provided by applicable law.

ARTICLE 7

CAPITAL AND CONTRIBUTIONS

7.1 Interest of Members. As of the date of this Agreement, Holdings has contributed $999.00 to the capital of the Company. Intermediate has contributed $1.00 to the capital of the Company. Effective upon such contributions, Holdings and Intermediate shall be admitted as the Members of the Company. Holdings shall be issued nine hundred ninety-nine (999) Class A Units and Intermediate shall be issued one (1) Class B Unit. Each Class A Unit and Class B Unit shall be accorded equal voting rights, so that Holdings has 99.9% of the voting rights in the Company and Intermediate has 0.1% of the voting rights in the Company. The Class A Units shall be entitled to the entire economic interest in the Company, so that, as of the date of this Agreement, such economic interest is held solely by Holdings.

7.2 Additional Capital. No Member shall be obligated to contribute any additional cash or property to the capital of the Company.

7.3 Limited Liability. Members shall not be liable to creditors of the Company, and shall not be required to restore all or any portion of a deficit balance in any such Member’s capital account with the Company.

7.4 No Interest on Contribution. No Member shall have the right to receive interest on its capital contributions to the Company except as expressly provided herein.

ARTICLE 8

DISTRIBUTIONS

8.1 Distributions. Distributions of cash or other property of the Company shall be made only to Holdings, and at the time and on the terms determined by the Board.

8.2 Limitation on Distributions. Notwithstanding anything herein to the contrary, Holdings may not receive a distribution to the extent that, at the time of the distribution, after giving effect to the distribution, all liabilities of the Company (other than to Members on account of their membership interests and liabilities for which the recourse of creditors is limited to specified property of the Company) exceed the fair value of the assets of the Company (except that property that is subject to a liability for which the recourse of the creditors is limited to such property shall be included in the assets of the Company only to the extent the fair value of such property exceeds that liability).

ARTICLE 9

TAX CLASSIFICATION

9.1 Income Taxes. Pursuant to Treasury Regulation § 301.7701-3(b)(1)(ii) and corresponding provisions of Delaware and other state income tax laws, the Company shall be disregarded as an entity separate from Holdings for income tax purposes.

9.2 Other Taxes. For purposes of all taxes other than income taxes, the Company shall be treated as an entity separate from Holdings that is characterized as required by applicable law.

ARTICLE 10

BOOKS AND RECORDS; INFORMATION; TAX MATTERS MEMBER

10.1 Books. There shall be maintained and kept at all times during the continuation of the Company proper and usual books of account which shall accurately reflect the condition of the Company and shall account for all matters concerning the management thereof, and which books shall be maintained and kept at the principal office of the Company or at such other place or places as the Board may from time to time determine. The Company’s books and records shall be maintained on the basis selected by the Board.

10.2 Fiscal Year. The fiscal year of the Company shall end on December 31 of each year.

10.3 Tax Matters Member.

(a) Holdings shall be the Tax Matters Partner (the “Tax Matters Member”), and shall be authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith. Each Unitholder agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings.

(b) Promptly following the written request of the Tax Matters Member, the Company shall, to the fullest extent permitted by law, reimburse and indemnify the Tax Matters Member for all reasonable expenses, including reasonable legal and accounting fees, claims, liabilities, losses and damages incurred by the Tax Matters Member in connection with any administrative or judicial proceeding (i) with respect to the tax liability of the Company and/or (ii) with respect to the Tax liability of the Unitholders in connection with the operations of the

Company. The provisions of this Section 10.3 shall survive the termination of the Company or the termination of any Unitholder’s interest in the Company and shall remain binding on the Unitholders for as long a period of time as is necessary to resolve with the Internal Revenue Service (or similar state or local Governmental Entity) any and all matters regarding the taxation of the Company or the Unitholders.

ARTICLE 11

MANAGEMENT

11.1 Authority of Board.

(a) Sole Authority. Except for situations in which the approval of one or more of the Members is expressly and specifically required by the terms of this Agreement, (i) the Board shall conduct, direct and exercise full control over all activities of the Company, (ii) all management powers over the business and affairs of the Company shall be exclusively vested in the Board, and (iii) the Board shall have the sole power to bind or take any action on behalf of the Company, or to exercise any rights and powers (including the rights and powers to take certain actions, give or withhold certain consents or approvals, or make certain determinations, opinions, judgments, or other decisions) granted to the Company under this Agreement or any other agreement, instrument, or other document to which the Company is a party.

(b) Reimbursement. The Company shall reimburse all reasonable and necessary out-of-pocket costs and expenses incurred by the Board incurred in the course of its service hereunder.

(c) Compensation. The Board shall not receive any compensation for serving in such capacity.

11.2 Composition of the Board. The Board shall consist of three (3) Managers, who shall be designed by the owner of the Class A Units (i.e., Holdings or its successor in interest) from time to time in its sole discretion. Until replaced in accordance with this Agreement, the Act and/or other provisions of applicable law, the Managers shall be Anthony Hsieh, Andrew C. Dodson and Brian P. Golson.

11.3 Special Voting Requirements. All actions of the Board, whether conducted at a meeting of the Board or via written consent, must be approved by at least two Managers.

11.4 Management Powers. The Board shall have exclusive supervision, direction, and control of the business of the Company, and all powers and duties of management typically vested in a board of directors and officers of a corporation, including, but not limited to, the right to enter into and carry out contracts of all kinds; to employ employees, agents, consultants, legal counsel and advisors on behalf of the Company; to lend or borrow money and to issue evidences of indebtedness; to bring and defend actions in law or at equity; and to buy, own, manage, sell, or otherwise acquire or dispose of the Company property.

11.5 Replacement of Managers. A change in the composition of the Board may be made only with the approval of the owner of the Class A Units (i.e., Holdings or its successor in interest). If a new Manager is added to the Board, such addition shall only become effective upon the submission to the Company by the proposed new member of any materials that must be provided by the Company to a state licensing or regulatory agency relating to such new Manager pursuant to applicable state law.

11.6 Reliance Upon Advisors. The Board may consult with legal counsel and any accounting, financial or other advisor, and any act or omission taken or suffered by the Board on behalf of the Company or in furtherance of the interests of the Company in good faith in reliance upon and in accordance with the advice of such counsel or advisor shall be full justification for any such act or omission and the Board shall be fully protected in so acting or omitting to act, provided such counsel or advisor was chosen with reasonable care.

11.7 Limitation of Liability.

(a) Waiver of Liability. Except as otherwise provided herein, including as provided in Section 11.7(c), or in any agreement entered into by such Person and the Company or any of its Subsidiaries and to the maximum extent permitted by the Delaware Act, no present or former Manager or officer nor any such Person’s Affiliates, employees, agents or representatives shall be liable to the Company or to any Member for any act or omission performed or omitted by such Person in his or her capacity as Manager or officer; provided, that except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to such Person’s willful misconduct or knowing violation of law as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). Each Manager and officer shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by such Person in good faith reliance on such advice shall in no event subject such Person or any of such Person’s Affiliates, employees, agents or representatives to liability to the Company or any Member.

(b) Board Discretion. Whenever in this Agreement or any other agreement contemplated herein the Board is permitted or required to take any action or to make a decision or determination, the Board shall take such action or make such decision or determination in its sole discretion, unless another standard is expressly set forth herein or therein. Whenever in this Agreement or any other agreement contemplated herein the Board is permitted or required to take any action or to make a decision or determination in its “sole discretion” or “discretion,” with “complete discretion” or under a grant of similar authority or latitude, each Manager shall be entitled to consider such interests and factors as such Manager desires (including the interests of such Manager’s Affiliates or employers as Unitholders).

(c) Fiduciary Duties. To the maximum extent permitted by applicable law, each Manager, in their capacity as Manager, shall owe substantially the same fiduciary duties to the Members of the Company as if the Company were a corporation organized under and subject to the Delaware General Corporation Law (“DGCL”), and such Member was a director under the DGCL and the Members were stockholders under the DGCL.

(d) Effect on Other Agreements. This Section 11.7 shall not in any way affect, limit or modify any Person’s liabilities or obligations under any employment agreement, consulting agreement, management services agreement, confidentiality agreement, noncompete agreement, nonsolicit agreement or any similar agreement with the Company or any of its Subsidiaries.

11.8 Meetings of the Members. There shall be no requirement that the Members conduct meetings, as the Board shall have the right to act by written consent if such written consent is approved by the number of Members required for Board action pursuant to this Agreement. Meetings shall be held, if at all, only at such times and on such terms as the Board shall determine.

11.9 HUD Requirements. For such period of time as the Company is seeking approval or is approved as a HUD-mortgagee, then the following provisions shall apply:

(a) Holdings is hereby appointed as the initial “Managing Agent” and is designated to deal exclusively with the FHA in all aspects of the FHA mortgage insurance program, including, without limitation, the making of applications for mortgage insurance claims and collecting the benefits of mortgage insurance for the Company. In the event of any conflict between the provisions set forth in this Section 11.9(a) and any other provision of this Agreement, the provisions set forth in this Section 11.9(a) will take precedence over all other provisions of this Agreement with respect to all FHA matters.

(b) Holdings may choose a Person other than itself to be the Managing Agent on the condition that there will at any time be one and only one Managing Agent with which FHA deals exclusively. Any such substitute person shall have the rights and responsibilities of the Managing Agent under Section 11.9(a). Holdings may terminate any Managing Agent and choose a successor thereto.

(c) If (i) the Managing Agent resigns or (ii) another Managing Agent is appointed, the Company shall immediately advise FHA of such event and, if applicable, the name of the new Managing Agent. The Managing Agent shall inform FHA of any amendment to this Agreement that could affect the Company’s dealings with FHA and FHA-insured mortgages.

(d) Prior to dissolution of the Company for any reason, the Managing Agent shall cause any FHA-insured mortgages owned or serviced by the Company to be Transferred to another FHA-approved mortgage lender.

(e) The Company shall have at least two Members.

(f) The Managing Agent shall ensure that Holdings, all officers of the Company and all employees of the Company meet all applicable requirements of HUD (including the requirements set forth in HUD Mortgagee Approval Handbook 4060.1 REV-2, as revised from time to time).

(g) The Managing Agent shall report all changes in the business of the Company that the rules and regulations of HUD require to be reported from time to time.

(h) The term of the Company shall not be less than 10 years from its formation. The Company shall not dissolve or terminate simply as a result of the withdrawal of a Member or the death of a Member who is an individual.

ARTICLE 12

TRANSFER OF MEMBERSHIP INTEREST

12.1 In General. Except as permitted by the unanimous consent of the Members, a Member shall not Transfer all or any portion of such Member’s units. Upon the consummation of any Transfer of units to a person in compliance with this Section 12.1 (a “Permitted Transferee”), units so Transferred shall continue to be subject to this Agreement and any further Transfers of such units must comply with this Agreement; provided that before any Permitted Transferee ceases to be a Permitted Transferee, such Permitted Transferee must Transfer the units to another person that qualifies as a Permitted Transferee under this Agreement.

12.2 Transfers in Violation of Article 12 Void. Any Transfer in violation of this Article 12 shall be null and void ab initio and of no effect whatsoever.

ARTICLE 13

ADMISSION OF NEW MEMBERS;

AMENDMENT TO THIS AGREEMENT

AND THE CERTIFICATE

13.1 Admission of Members. No new Members shall be admitted without the unanimous approval of the Members.

13.2 Amendments. This Agreement and the Certificate may be amended in whole or in part only upon the unanimous approval of the Members.

ARTICLE 14

DISSOLUTION OF THE COMPANY

14.1 Events of Dissolution. The Company shall be dissolved on the earlier of the following events:

(a) The decision to dissolve the Company by all of the Members;

(b) The sale or liquidation of substantially all the assets of the Company; or

(c) As otherwise provided by the Act.

14.2 Application of Proceeds. Upon any dissolution of the Company, the assets of the Company on winding-up shall be applied first to the expenses of the winding-up, liquidation and dissolution, then to creditors, in order of priority as provided by law, and thereafter distributed to the Members in accordance with Article 8.

14.3 No Liability. No Member shall be personally liable for any debts, liabilities or obligations of the Company, whether to the Company, any Member or to the creditors of the

Company, beyond the amount contributed by such Member to the capital of the Company and the amount of any distribution (including the return of any capital contribution) made to such Member required to be returned to the Company pursuant to the Act. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company and shall have no recourse therefore against any other Member. The Members shall not have any right to demand or receive property other than cash upon dissolution and termination of the Company.

ARTICLE 15

LIABILITY, INDEMNIFICATION AND EXCULPATION

15.1 Limitation on Liability. Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Unitholder, Member or Manager shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Unitholder or acting as a Member or Manager of the Company. A Unitholder’s liability (in its capacity as such) for debts, liabilities and losses of the Company shall be limited to such Unitholder’s share of the Company’s assets; provided, that a Unitholder shall be required to return to the Company any distribution made to it in clear and manifest accounting or similar error. The immediately preceding sentence shall constitute a compromise to which all Unitholders have consented within the meaning of the Act. Notwithstanding anything herein to the contrary, except as required by applicable law, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Unitholders, Members or Managers for liabilities of the Company.

15.2 Indemnification.

(a) The Company shall indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted under the Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorney fees, judgments, fines or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was a Unitholder or Member or is or was serving as a director, officer, manager, principal, member, employee, agent or representative of the Company or its Affiliates or is or was serving at the request of the Company as a managing member, manager, officer, director, principal, member, employee, agent or representative of another corporation, partnership, joint venture, limited liability company, trust or other enterprise; provided, that no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ (the term “Affiliates” excluding for purposes hereof, the Company’s and its Subsidiaries’) gross negligence, willful misconduct or knowing violation of law as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). Expenses, including attorneys’ fees and expenses, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.

(b) Nonexclusivity of Rights. The right to indemnification conferred in this Section 15.2 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, law, vote of the Board or otherwise. In addition, the Company hereby acknowledges that certain directors and officers affiliated with loanDepot, Inc., a Delaware corporation (the “Public Offering Entity”), may have certain rights to indemnification, advancement of expenses and/or insurance provided by the Public Offering Entity or certain of its Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the Indemnified Person are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Indemnified Person are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by the Indemnified Person in accordance with this Section 15.2 without regard to any rights the Indemnified Person may have against the Investor Indemnitors and (iii) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of the Indemnified Person with respect to any claim for which the Indemnified Person has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Indemnified Person against the Company.

(c) Insurance. The Company may maintain insurance, at its expense, to protect any Indemnified Person against any expense, liability or loss described in Section 15.2(a) above whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 15.2.

(d) Limitation. Notwithstanding anything herein to the contrary (including in this Section 15.2), any indemnity by the Company relating to the matters covered in this Section 15.2 shall be provided out of and to the extent of Company assets only, and no Unitholder (unless such Unitholder otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional capital contributions to help satisfy such indemnity of the Company.

(e) Savings Clause. If this Section 15.2 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 15.2 to the fullest extent permitted by any applicable portion of this Section 15.2 that shall not have been invalidated and to the fullest extent permitted by applicable law.

15.3 Exculpation. The duties of the Board shall be limited to the duties expressly provided in this Agreement. The Board shall have no other duties, including fiduciary duties, to the Company or any Member.

ARTICLE 16

MISCELLANEOUS

16.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. It supersedes any prior agreement (including any prior amendment or amendment and restatement of this Agreement) or understandings among them relating to the subject matter hereof, and it may not be modified or amended in any manner other than as set forth herein.

16.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Except as otherwise expressly provided in this Agreement, any dispute relating hereto shall be heard in the state or federal courts located in Los Angeles, California, and each party hereto waives any defense or objection to such jurisdiction and venue, including any defense based on lack of jurisdiction or inconvenient forum. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO (INCLUDING EACH MEMBER) IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTY IN RESPECT OF ITS, HIS OR HER OBLIGATIONS HEREUNDER.

16.3 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in profits, losses, distributions, capital or property or the rights of the Board to require capital contributions other than as a secured creditor.

16.4 Title to Company Assets. Company assets shall be deemed to be owned by the Company as an entity, and no Unitholder, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. Legal title to any or all Company assets may be held in the name of the Company or one or more nominees, as the Board may determine. The Board hereby declares and warrants that any Company assets for which legal title is held in the name of any nominee shall be held in trust by such nominee for the use and benefit of the Company in accordance with the provisions of this Agreement. All Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company assets is held.

16.5 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

16.6 Opt in to Article 8 of the Uniform Commercial Code. The Unitholders hereby agree that the units shall be securities governed by Article 8 of the Uniform Commercial Code of the State of Delaware (and the Uniform Commercial Code of any other applicable jurisdiction).

16.7 Survival. Sections 7.3, 11.7, 14.3, 15.1, 15.2 and 15.3 shall survive and continue in full force in accordance with their respective terms notwithstanding any termination of this Agreement or the dissolution of the Company.

16.8 Binding Agreement. Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, heirs, administrators, executors, successors and assigns.

16.9 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision thereof. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person (which term, for purposes of this Agreement, shall include individuals and entities) may require in the context thereof.

16.10 Validity. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application of such provision to any person or circumstances shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected hereby, and this Agreement will be reformed, construed and enforced as if such invalid provision had never been contained herein.

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IN WITNESS WHEREOF, the undersigned Members have executed this Agreement as of the date first set forth above.

loanDepot Holdings, LLC

By:
Name:
Title:

LD Intermediate, LLC

By:
Name:
Title:

[Signature Page to loanDepot.com, LLC Eighth Amended and Restated Limited Liability Company Agreement]